STANDARD OFFICE LEASE
                             BROOKHOLLOW OFFICE PARK
                                 By and Between
              John Hancock Mutual Life Insurance Company, as Lessor
                                       and
                        Sangui Bio Tech, Inc., as Lessee
                             Dated: September 4,1996

TABLE  OF  CONTENTS
Page

l.      Basic  Lease  Provisions  ("Basic  Lease  Provisions")                1
2.      Premises,  Parking  and  Common  Areas                                1
3.      Term                                                                  2
4.      Rent                                                                  3
5.      Security  Deposit                                                     6
6.      Permitted  Use                                                        6
7.      Maintenance,  Repairs,  Alterations  and  Common  Area  Services      6
8.      Insurance;  Indemnity                                                 8
9.      Damage  or  Destruction                                              10
10.     Real  Property Taxes                                                 11
11.     Utilities                                                            12
12.     Assignment and Subletting                                            12
13.     Default;  Remedies                                                   14
14.     Condemnation                                                         16
15.     Broker's  Fee                                                        17
16.     Estoppel Certificate                                                 17
17.     Lessor's  Liability                                                  17
18.     Severability                                                         17
19.     Interest  on  Past-due  Obligations                                  17
20.     Time  of  Essence                                                    17
21.     Additional  Rent                                                     18
22.     Incorporation  of  Prior  Agreements;  Amendments                    18
23.     Notices                                                              18
24.     Waivers                                                              18
25.     Recording                                                            18
26.     Holding  Over                                                        18
27.     Covenants  and Conditions                                            18
28.     Binding  Effect; Choice of Law                                       18
29.     Subordination                                                        18
30.     Attorneys'  Fees                                                     19
31.     Lessor's  Access                                                     19
32.     Auctions                                                             19
33.     Signs                                                                19
34.     Merger                                                               19
35.     Consents                                                             19
36.     Guarantor                                                            20
37.     Quiet  Possession                                                    20
38.     Security  Measures--Lessor's  Reservations                           20
39.     Easements                                                            20
40.     Building  Planning                                                   20
41.     Lessor's Right to Perform                                            21
42.     Limitation  on  Lessor's  Liability                                  21
43.     Toxic  Materials                                                     21
44.     Authority                                                            23
45.     Conflict                                                             23

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46.     No  offer                                                            23
47.     Lender  Modification                                                 23
48.     Multiple  Parties                                                    23
49.     Work  Letter                                                         23
50.     Waiver of Jury Trial                                                 23
51.     Attachments                                                          24


EXHIBIT  A          PREMISES  FLOOR  PLAN
EXHIBIT  B          OFFICE  BUILDING  PROJECT
EXHIBIT  C          RULES  AND  REGULATIONS
EXHIBIT  D          WORK  LETTER
EXHIBIT  E          OMITTED
ADDENDUM            OPTION  TO  EXTEND

                                 STANDARD  OFFICE  LEASE
                               BROOKHOLLOW  OFFICE  PARK


1.     Basic  Lease  Provisions  ("BASIC  LEASE  PROVISIONS").

1.1 Parties. Thus Lease is dated for reference purposes only September 4. 1996, by and between John Hancock Mutual Life Insurance Company, a Massachusetts corporation (herein called "Lessor" or "Landlord"), and Sangui BioTech. Inc.a Delaware corporation, (herein called "Lessee" or "Tenant").

1.2 Premises. A total of approximately 3,360rentable square feet, more or less, of the building described in paragraph 1.3, as defined further in paragraph 2 and as shown on Exhibit A hereto and known as Suite 354(the "Premises").

1.3 BuildinG. Commonly described as being located at 1508Brookhollow Drive, in the City of Santa Ana, County of Orange, State of California, the legal description of which is set forth in Exhibit B hereto, and as further defined in paragraph 2.

1.4 Permitted Use. Diagnostic laboratory, research arid development and related office uses, subject to paragraph 6.

1.5    Term.  Thirty  eight  (38)  months, commencing as set forth in paragraph
       3.1.

1.6 Base Rent. $2,520.00 , per month, payable on the 1st day of each month, in advance, as provided in paragraph 4.1.

1.7 Base Rent Increase. The monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.1 below.

1.8    Rent  Paid  Upon  Execution.  The  first  month's Base Rent, $2,520.00 .

1.9    Security  Deposit.  $2,520.00.

1.10 Lessee's Expense Share And Lessee's Tax Share. .927%, subject to paragraph 4.2, and subject to adjustment to the actual rentable square footage of the Premises.

1.11   Expense  Base  Year.  Calendar  year  1996.

1.12   Tax  Base  Year.  Calendar  Year  1996.

1.13   Target  Commencement  DatE.  October  1,1996.


1.14   Payee.  "Brookhollow  Office  Park  Operating  Account"

1.15     Landlord's  Address.         c/o  Tooley  &  Company
                                      1522  Brookhollow  Drive,  Suite  3
                                      Santa  Ana,  CA  92705


46.     Premises,  Parking  and  Common  Areas.

2.1 Premises. The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking facilities used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights, to the Common Areas as hereinafter specified.

2.2 Vehicle Parking. So long as Lessee is not in default of the rules and regulations attached hereto as Exhibit C, and as established by Lessor from time to time, Lessee shall be entitled to use, for parking for its employees and guests, Ten (10) parking spaces, which shall be unreserved spaces. If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect with regard to the use of parking, then Lessor shall have the right and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand of Lessor.

2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited lo, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

2.4 Common Areas - Rules And Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

2.5 Common Areas - ChangeS. Lessor shall have the right, in Lessor's sole discretion, front time to time:

2.5.1 To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

2.5.2 To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

2.5.3 To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

2.5.4     To  add  additional  buildings  and  improvements to the Common Areas;

2.5.5 To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

2.5.6 To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor tray, in the exercise of sound business judgment, deem to be appropriate.

47.     Term

3.1     Term.    The  Term  of this Lease shall be as specified in paragraph 1.5 of  the  Basic  Lease Provisions,  commencing  upon  the Commencement Date. The
"Commencement Date" of this Lease shall be (lie earlier of (i) the date on which Lessee lakes possession of or commences business operations upon the Premises or any portion thereof; or (ii) the date of the Tender of Possession under paragraph 3.2.1 below.

3.2 Delay In Possession. Notwithstanding the Target Commencement Date, as specified in paragraph 1.13 of the Basic Lease Provisions, if for any reason Lessor cannot deliver possession of the Premises to Lessee in the condition called for by the work letter of even date herewith being entered into by and between Lessor and Lessee, a copy of which is attached hereto as Exhibit D
(the "Work Letter"), on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof: but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of lessee under the terms of this lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined. Lessor and Lessee shall mutually establish a reasonable target date for occupancy based upon a mutually agreed upon schedule for planning., construction and substantial completion of Lessee's interior improvements. The current Target Commencement Date is as specified in paragraph 1.13 of the Basic Lease Provisions. During the construction of Lessee's improvements, Lessee shall be granted access during reasonable times, in order to install equipment and telephones, provided that Lessee shall not interfere with the construction of such improvements.

3.2.1 Possession Tendered- Defined. Possession of the Premises shall be deemed tendered to Lessee

("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease and the work letter are substantially completed, (2) the Building utilities are ready for use in the premises, (3) lessee has reasonable access to the premises, and (4) ten (10) days shall have expired following advance written notice to lessee of the occurrence of the matters described in
(1), (2) and (3), above of this paragraph 3.2.1. notwithstanding the foregoing, if the lessee is leasing the premises in its "as-is" condition, then the tender of possession shall be deemed to occur on the target commencement date.

32.2 Delays Caused By Lessee. there shall be no abatement of rent, to the extent of any delays caused by acts or omissions of lessee, its agents, employees and contractors.

3.3 Early Possession. if lessee occupies the premises prior to said target commencement date, such occupancy shall be subject to all provisions of this lease, such occupancy shall not change the expiration date, and lessee shall pay prorated rent for such occupancy based on the actual number of days in the applicable month.

3.4 Uncertain Commencement. upon the determination of the actual commencement date, lessee and lessor shall, upon request by lessor, execute a (this verbatim was omitted) acceptance of office space hereto establishing (lie commencement date pursuant to paragraph 3.1 above.

48.     Rent.

4.1 Base Rent. except as may be otherwise expressly provided in thus lease, lessee shall pay to lessor the base rent for the premises set forth in paragraph
1.6 of the basic lease provisions, without offset or deduction. lessee shall pay lessor upon execution hereof the advance base rent described in paragraph 1.8 of the basic lease provisions. rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. rent shall be payable in lawful money of the united states to the payee specified in paragraph 1.14 of the basic lease provisions and at the address specified in paragraph 1.15 of the basic lease provisions or to such other persons or at such other places as lessor may designate in writing. the monthly base rent shall be as follows:

Starting               Rent  Per  Month     Rent  Per  Year

10/01/96                   $2,520.00
11/01/96-12/31/96          $-0
01/01-97-09/30/97          $2,520.00          $25,200.00

10/01/97-09/30/98          $2,620.80          $31,449.60

10/01/98-11/30/99          $2,721.60          $38,102.40

                                   TOTAL:     $94,752.00
                                              ----------

4.3        Definitions.  the  following  definitions  shall  apply  to this article  4:

4.2.1 "Expense Base Year" shall be as specified in paragraph 1.11 of the basic lease provisions.

4.2.2 "Tax Base Year" shall be as specified in paragraph 1.12 of the basic lease provisions.

4.2.3 "Expense Comparison Year" shall mean each successive calendar year after the expense base year during the lease term.

4.2.4 "Tax Comparison Year" shall mean each successive calendar year after the tax base year during the lease term.

4.2.5      "Lessee's  Expense  Share"  shall  mean  the percentage  set fords in
paragraph 1.10 of     the basic lease provisions, which percentage  has  been
determined by dividing the approximate rentable square footage of the premises by the total approximate rentable square footage contained in the Office Building Project. It is understood and agreed that the square footage set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an unusual change in the size of the Premises or a change in the space available for lease in the Office Building Project. It is further agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Expense Share payable hereunder, even if the radio of Operating Expenses actually paid by Lessee compared to total Operating expenses actually paid by other lessees of the Office Building Project exceeds Lessee's Expense Share (as it might, by way of example only and not limitation, if some leases of the Office Building Project are made on a full-gross basis, in which case the lesssees under such leases would not directly pay any portion of the Operating Expenses or increase therein.).

4.2.6 "Lessee's Tax Share" shall mean the percentage specified in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate rentable square footage of the Premises by the total approximate rentable square footage contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonableand shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project. It is agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Tax Share payable hereunder, even if the ratio of Applicable Taxes actually paid by Lessee compared to total applicable Taxes actually paid by other lessees of the Office Building Project exceeds Lessee's Tax Share.

4.2.7.1 "Operating Expenses" is defined, for purposes of thus Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

4.2.7.1 The operation, management, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including, but not limited to, the following::

4.2.7.1.1. The Common Areas, including, but not limited to, their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping bumpers, irrigation systems, Common Area lighting facilities, building exteriors (including exterior glass) and roofs, fences and gates;

4.2.7.1.2 All heating, air conditioning, plumbing,electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, lessee directories, fire detection systems including sprinkler system maintenance and repair.

4.2.7.2      Trash  disposal,  janitorial  and  security  services;

4.2.7.3 Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

4.2.7.4 The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

4.2.7.5 The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

4.2.7.6 Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in managing, operating, maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project.

4.2.7.7 Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby, including without limitation, for seismic safety or compliance with the Americans with Disabilities Act, such costs to be amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

4.2.7.8 Replacements of equipment or improvements, as amortized over such equipment or improvement's useful life for depreciation purposes according to federal income tax guidelines;

4.2.7.9 Environmental Damages (as hereinafter defined) to the extent not recovered by Lessor directly from any lessees of the Office Building Project.

For purposes of this Lease, Operating Expenses shall not include taxes covered under paragraph 4.2.8 below, interest expense (except as provided in paragraph 4.2.7.7 above), leasing commissions, depreciation on the improvements contained in the Building (except as provided in paragraph
4.2.7.7 above), the cost of capital expenditures not included within paragraphs 4.2.7.7 or 4.2.7.8 above or any costs which are paid by tenant directly to third parties or as to which Lessor is otherwise reimbursed by any other tenant, third party or by insurance proceeds. The computation of Operating Expenses shall be made in accordance with fair and reasonable accounting principles customarily applied by owners of similar properties in Orange County, California.

4.2.8 "Applicable Taxes" shall mean all taxes, assessments and charges levied on or with respect to the Building, the Office Building Project, or any personal property of Lessor used in the operation thereof and payable by Lessor. Applicable Taxes shall include, without limitation, all general real property taxes and general and special assessments, fees, assessments or charges for transit, police, fire, housing, other governmental services, or purported benefits of the Building, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied on or assessed against Lessor by, or payable by Lessor as a result of, the requirements of the United States of America, the Stale of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition lo, in whole or in part, any other taxes. Applicable Taxes shall not include franchise, Transfer, inheritance or capital stock taxes or income taxes measured by the net income of Lessor from all sources, unless, due to a change in the method of taxation, any of such taxes are levied or assessed against Lessor as a substitute for, in whole or in part, any other tax which would otherwise constitute an Applicable Tax. Applicable Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Applicable Taxes. Notwithstanding, anything to the contrary in this Lease, in the event that any Applicable Taxes are payable, or may at the option of tire taxpayer be paid in installments, such Applicable Taxes shall be deemed to have been paid in installments, regardless of the method of actual payment by Lessor, and Lessee's Tax Share of such Applicable Taxes shall only include those installments which would become due and payable during the Term.

4.3      Payment  Of  Increases.

4.3.1 If, with respect to any Expense Comparison Year, the Operating Expenses shall be greater than the Operating Expenses for the Expense Base Year, Lessee shall pay to Lessor as additional rent Lessee's Expense Share of any such increase in Operating Expenses, in the manner provided herein. In the event the Operating Expenses for any Expense Comparison Year are less than the Operating Expenses for the Expense Base Year, Lessee shall not be entitled to any credit or reduction in the .Base Rent. Furthermore, in no event shall Lessee be entitled to any credit or offset against any increase which may be due pursuant to paragraph 4.3.2 hereinbelow as a result of any such decrease in Operating Expenses.

4.3.2 If, with respect to any Tax Comparison Year, the Applicable Taxes shall be greater than the Applicable Taxes for the Tax Base Year, Lessee shall pay to Lessor as additional rent Lessee's Tax Share of any such increase in Applicable Taxes, in the manner provided herein. In the event the Applicable Taxes for any Tax Comparison Year are less than the Applicable Taxes for the Tax Base Year, Lessee shall not be entitled to any credit or reduction in the Base Rent. Furthermore, in no event shall Lessee be entitled to any credit or offset against any increase which may be due pursuant to paragraph
4.3.1  hereinabove  as  a  result  of  any  such  decrease  in Applicable Taxes.

4.4 Time For Payment. The payments contemplated under paragraph 4.3 shall be made as follows:

4.4.1     During  each month of each Expense Comparison Year and Tax
Comparison Year, Lessee shall pay to Lessor, with each installment of Base Rent, one-twelfth (1/12th) of the amounts as are estimated by Lessor to be payable pursuant to paragraph 4.3 with respect to each Tax Comparison Year and Expense Comparison Year; provided, however, that Lessor may, by written notice to Lessee, revise its estimates for such year and subsequent payments shall be based upon such revised estimate.

4.4.2     Sometime  alter  the  end  of  each  Tax  and/or  Expense
Comparison Year, Lessor shall deliver to Lessee a statement setting forth tire actual Operating Expenses and Applicable Taxes for lite respective Comparison Year, a comparison with (lie Operating Expenses and Applicable Taxes for the Base Year and a comparison of any amounts payable under paragraph 4.3 with the estimated payments made by Lessee. If the amounts payable under paragraph 4.3 are less than the estimated payments made by Lessee with respect to such Comparison Year, tire statement shall be accompanied by a refund of the excess by Lessor, or, at Lessor's election, a notice that Lessor shall credit the excess to the next succeeding monthly installments of the Base Rent. If the amounts payable under paragraph 4.3 are more than the estimated payments made by Lessee with respect to such Comparison. Year, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of such statement. Statements provided by Lessor shall be final and binding upon Lessee, if Lessee fails to contest (lie same within ninety (90) days after the date of delivery to Lessee.

4.5 Partial Year. If this Lease expires or terminates on date other than the last day of a Comparison Year, Lessee's Tax Share and Lessee's Expense Share for such Comparison Year shall be prorated according to the ratio that the number of days during said Comparison Year that the lease was in effect bears to 365.

4.6 Vacancy Adjustment. Notwithstanding anything to the contrary in the Lease, if during the Expense Base Year or any Expense Comparison Year the Building is less than 100% occupied, for the purposes of computing Lessee's Expense Share for said year, those Operating Expenses which vary based upon occupancy levels shall be adjusted as though the Building were 100% occupied; provided, however, in no event shall the aggregate amount collected by Lessor from all tenants in the Building exceed the actual Operating Expenses for said year.


4.7 Lessee's Right To Audit. If, within thirty (30) days following Lessee's receipt of Lessor's annual statement of actual Operating Expenses pursuant to paragraph 4.4, Lessee notifies Lessor that Lessee desires to audit Lessor's statement, Lessor shall cooperate with Lessee to permit such audit during normal business hours, at Lessor's office where the business records are normally kept, at Lessee's sole cost and expense.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within tell (10) days after written demand therefor deposit cash with Lessor in an amount sufficent to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of thus Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the Security Deposit held by Lessor shall at all limes bear the same proportion to die then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated tile Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit, and under no circumstances shall Lessor be required to keep the Security Deposit separate from its other funds or in an interest-bearing account, nor shall Lessee be entitled to any interest on such amounts regardless of whether or not the Security Deposit is deposited in an interest-bearing account. Should Lessor sell or transfer, voluntarily or othenvise, its interest in the Premises during the term hereof and if Lessor deposits with the purchaser or transferee thereof the then unappropriated funds deposited by Lessee as aforesaid, Lessor shall thereupon be discharged from any further liability with respect to such Security Deposit.

6.     Permitted  Use.


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6.1       Permitted  Use.  The  Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

6.2       Compliance  With  Law.

6.2.1 Lessor makes no representation or warranty to Lessee regarding the condition of the Premises or with respect to whether or not die Premises, or the use for which Lessee will occupy die Premises, will violate any covenants or restrictions of record, or any applicable building code, regulation, law or ordinance in effect oil the Lease Commencement Date or at any oilier time.

6.2.2 Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants, conditions and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the Term or any part of tile Term hereof, relating in any manner to the Premises and the occupation and use by Lessee of tile Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

6.3       Condition  Of  Premises.

6.3.1 Lessor shall deliver the Premises to Lessee on the Lease Commencement Date (unless Lessee is already in possession), but snakes no representation or warranty regarding the condition of the Premises.

6.3.2 Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.      Maintenance,  Repairs,  Alterations  And  Common  Area  Services.

7.1     Lessor's  Obligations.

     Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability to Lessor on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or arty part thereof, or on account of any interruption of services or of access to the Premises, Building or Office Building Project. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.


7.2     Lessee's  Obligations.

7.2.1 Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of (lie cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor tray, al its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

7.2.2 On the last day of the Term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of Lessee's personal property and of any debris. Any damage or deterioration of the Premises shall riot be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to tire Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment.
Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on tire Premises and in good operating condition.

7.3       Alterations  And  Additions.

7.3.1 Lessee shall not, without Lessor's prior written consent, make any alterations, improvements additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone arid telecommunication wiring and equipment. At the expiration of the term, Lessor may require tire removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor stay require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half limes the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the Term of this Lease, require that Lessee remove any part or all of the same.

7.3.2 Any alterations, improvements, additions or Utility Installations in or about the Premises or tire Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

7.3.3 Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

7.3.4 Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Lessee shall at all times keep the Premises, the Building and the Office Building Project free and clear of liens attributable in any way to a work of improvement commissioned by Lessee, or to the acts or omissions of Lessee, any of Lessee's employees, agents, or contractors, or any of their employees, agents or sub-contractors. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same mid shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises, the Building or the Office Building Project, upon the condition that Lessee shall furnish to Lessor a surely bond satisfactory to Lessor in an amount not less than one hundred fifty percent (150"/0) of the amount of such contested lien, claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and (lie Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

7.3.5 All alterations, improvements, additions and Utility installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the properly of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease Term, unless Lessor requires their removal pursuant to paragraph 7.3.1. Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3.5, Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the properly of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

7.3.6 Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities Throughout (lie Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.         Insurance;  Indemnity.

8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the Term of this Lease a policy of broad form Commercial Liability insurance on an occurrence basis, in an amount of not less than $2;90A;0(#1 $1,1100,1100 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

8.2 Liability Insurance-Lessor. Although Lessor shall not be required to maintain any liability insurance, any premiums for liability insurance maintained by Lessor relating to the Premises, the Building or the Office Building Project shall be Operating Expenses hereunder.

8.3 Property Insurance-Lessee. Lessee shall, al Lessee's expense, obtain and keep in force during the Term of (his Lease for the benefit of Lessee, replacement cost all-risks insurance, including without limitation fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100"/0 of the full replacement costs, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

8.4 Property Insurance-Lessor. Lessor shall obtain and keep in force during the Term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of tire, extended coverage, vandalism. malicious mischief plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor shall have no right to any proceeds therefrom. The policies set forth in paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the Term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

8.5 Insurance Policies. Lessee shall deliver to Lessor certificates evidencing the existence and amounts of the liability insurance policies required under paragraphs 8.1 and 8.3 within seven (7) days after the Commencement Date of this Lease.

Each policy required to be obtained by Lessee hereunder shall: (a) be issued by insurers authorized to do business in the state of California and rated not less than financial class X, and not less than policyholder rating A, in the most recent version of Best's Key Rating Guide, or the equivalent rating in any other comparable guide selected by Lessor (provided that, in Duty event, the same insurance company shall provide the coverages described in paragraphs 8.1 and
8.3  above); (b) be in form reasonably satisfactory from time to time to Lessor;
(c) name Lessee as named insured thereunder and shall name Lessor and, at Lessor's request, Lessor's mortgagees and ground lessors of which Lessee has been informed in writing, as additional insureds; (d) not have a deductible amount exceeding Five Thousand Dollars ($5,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Lessor and Lessor's mortgagees and ground lessors shall be primary, and any insurance carried by Lessor or Lessor's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in paragraph 8.6 below; and (g) contain alt undertaking by the insurer to notify Lessor (and the mortgagees and ground lessors of Lessor who are named as additional insureds) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after the placing of tile required insurance, but in no event later than seven (7) days alter late date Lessee takes possession of all or any part of the Premises, certificates front the insurance company evidencing the existence of such insurance and Lessee's compliance with the foregoing provisions of thus paragraph 8. Lessee shall cause certificates of replacement policies to be delivered to Lessor not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement certificates are not furnished within the time(s) specified herein, Lessee shall be deemed to be in material default under this Lease without tile benefit of any additional notice or cure period provided herein, and Lessor shall have the right, but not the obligation, to procure such policies and certificates at Lessee's expense.

8.6 Waiver Of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. All property insurance policies required of Lessee under this Lease shall be endorsed to so provide.

8.7         Indemnity.  Lessee  shall  indemnify  and (told Harmless
Lessor and its agents, shareholders, directors, employees, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice front Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor for the granting of thus Lease, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause mid Lessee hereby waives all claims in respect thereof against Lessor and agrees that any claims for such damages or injuries shall be made against the policies of insurance required to be carried by Lessee pursuant to paragraphs 8.1 and 8.3 hereinabove and any deductible amounts therein shall be deemed to be Lessee's "self insurance".

8.8 Exemption Of Lessor From Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

8.9 No Representation Of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's properly or obligations under this Lease.

9.       Damage  Or  Destruction.

9.1      Definitions.

9.1.1 "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

9.1.2      "Premises  Building  Partial  Damage"  shall  mean if the
Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

9.1.3       "Premises  Building Total Destruction" shall mean if the
Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50"/0) or more of the then Replacement Cost of the Building.

9.1.4 "Office Building Project Buildings" shall mean all of the buildings oft the office building project site.

9.1.5 "Office Building Project Buildings Total Destruction" shall mean if the office building project buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of (lie then replacement cost of the office building project buildings.

9.1.6 "Insured Loss" shall mean damage or destruction which was Caused by an event required to be covered by the insurance described in Paragraph 8. The fact that an insured loss has a deductible amount shall not make the loss an uninsured loss.

9.1.7 "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by lessor at lessee's expense.

9.2        Premises  Damage;  Premises  Building  Partial  Damage.

9.2.1 Insured Loss: subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this lease there is damage which is an insured loss and which falls into the classification of either premises damage or premises building partial damage, then lessor shall, as soon as reasonably possible and to the extent insurance proceeds are available and the required materials and labor are readily available through usual commercial channels, at lessor's expense, repair such damage (but not lessee's fixtures, equipment or tenant improvements originally paid for by lessee) to its condition existing at the lime of the damage, and this lease shall continue in full force and effect.

9.2.2 Uninsured Loss: subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of thus lease there is damage which is not an insured loss and which falls within the classification of premises damage or premises building partial damage, unless caused by a negligent or willful act of lessee (in which event lessee shall make the repairs at lessee's expense), which damage prevents lessee from snaking any substantial use of the premises, lessor may at lessor's option either (i) repair such damage as soon as reasonably possible at lessor's expense, in which event this lease shall continue in full force and effect, or (ii) give written notice to lessee within thirty (30) days after the date of the occurrence of such damage of lessor's intention to cancel and terminate this lease as of the date of the occurrence of such damage, in which event thus lease shall terminate as of the date of the occurrence of such damage.

9.3 Premises Building Total Destruction; Office Building Project Total Destruction.
Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the occurrence of such damage.

9.4           Damage  Near  End  Of  Terms.

9.4.1      Subject  to  paragraph  9.4.2,  if at any time during the last twelve
(12) months of the Term of this Lease there is substantial damage to die Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.


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9.4.2      Notwithstanding  paragraph  9.4.1,  in  the  event that Lessee has an option to cxtcud or renew this Lease, and I-lie time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days alter the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the Term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.


9.5        Abatement  Of  Rent;  Lessee's  Remedies.

9.5.1 If, in the event of Premises Damages, Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

9.5.2 If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete die restoration and repair within six (G) months alter such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any lime prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

9.5.3 Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relates to termination of leases when leased property is destroyed, including without limitation California Civil Code Section .1932, Subsection 2 and Section 1933, Subsection 4, and agree that such event shall be governed by the terms of this Lease.

10.            Real  Property  Taxes.

10.1 Payment Of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project, except as otherwise provided in paragraph 10.2.

10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor, at the time that the next scheduled rental payment comes due, the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

10.3 Definition Of "Real Property Tax." As used in this paragraph 10 only, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinabove included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4 Joint Assessment: If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from. the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.


10.5       Personal  Property  Taxes.

10.5.1 Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

10.5.2 If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.


11.         Utilities.

11.1        Omitted.


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11.2          Services Exclusive To Lessee. Lessee shall pay for all  gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

11.3         Omitted.

11.4 Excess Usage By Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee.

11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service, regardless of whether or not the cause thereof was within Lessor's control.

12.      Assignment  And  Subletting.

12.1            Lessor's  Consent  Required.   Lessee shall not voluntarily
or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material, non-curable default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of Lessee's parent or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

12..2.1   Terms  And  Conditions Applicable To Assignment And  Subletting.

12.2.1 Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Expense Share and Lessee's Tax Share, and to perform all other obligations to be performed by Lessee hereunder.

12.2.2 Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment or subletting without being deemed to have consented thereto.

12.2.3 Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

12.2.4 If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such assignment or sublease and the terms thereof.

12.2.5 The consent by Lessor- to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee or assignee, as the case may be. However, Lessor may consent to subsequent sublettings and assignments or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under thus Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases, he obligations of the Lessee or sublessee under this Lease or such sublease.

12.2.6 In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee or assignee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

12.2.7 Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

12.2.8 The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

12.2.9 Any disapproval by Lessor of any proposed assignee or sublessee based on the fact that such party is an existing tenant of the Ofce Building Project ("Existing Tenant") shall be deemed to be reasonable. With respect to any such proposed assignment or sublease to an Existing Tenant, Lessor shall have the right, at its election, to recapture the Premises or a portion thereof as applicable for the purpose of directly marketing the Premises or a portion thereof to any third party, including the Existing Tenant, selected by Lessor, for the length of time, in the case of a sublease, offered by Lessee. Such recapture shall be effective as of the date specified by Lessee in its request for consent of Lessor as the proposed commencement date for the assignment or sublease or, if no date is so specified, on the date selected by Lessor. In the event of such recapture by Lessor, the Lease shall be amended to document the elimination of the applicable portion of the Premises. Any necessary documents in connection with such recapture shall be prepared by Lessor.

12.3         Additional  Terms  And  Conditions  Applicable  To  Subletting.
Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under thus Lease whether or not expressly incorporated therein:

12.3.1 Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same (or the balance thereof after application of the provisions of paragraph 12.3.6 hereinbelow) toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in performance of Lessee's obligations under this Lease, Lessee may, subject to the provisions of paragraph
12.3.6 hereinbelow, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this sublease or any assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

12.3.2 No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease and to which provisions Lessor has expressly consented in writing.

12.3.3 In the event Lessee shall default in the performance of its obligations under thus Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

12.3.4 No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

12.3.5 With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within the time period specified in said notice of default and.the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.3.6 Notwithstanding anything to the contrary in the foregoing, one hundred percent (100"/0) of any rent or other economic consideration received by Lessee as a result of an assignment or subletting which exceeds, on a square foot basis, in the aggregate, (i) the total rent which Lessee is obligated to pay to Lessor under the Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any reasonable and customary brokerage commissions (not to exceed five percent (5%) of base rent payable under the assignment or sublease) actually paid by Lessee in connection with such assignment or subletting, shall be paid to Lessor within ten (10) days alter receipt thereof as additional rent hereunder, without altering or reducing any other obligations of Lessee hereunder.


12.4 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including without limitation attorneys', architects', engineers' and other consultants' fees.


12.5 Conditions To Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.


13.              Default;  Remedies.

13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

13.1.1      The  vacation  or  abandonment  of the Premises by Lessee.
Vacation or abandonment of the Premises shall include the failure to occupy the Premises (i) for a continuous period of sixty (60) days or more if the rent is paid, or (ii) for any period of time during which Lessee has failed to pay the Base Rent or any additional rent as and when due.

13.1.2        The  breach  by  Lessee  of  any  of  the covenants,
conditions or provisions of paragraphs 7.3 (alterations and additions), 12 (assignment or subletting), 13.1.5 (insolvency), 13.1.6 (false statement), 16.1 (estoppel certificate), 29.3 (subordination), 32 (auctions), or 39.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof. Nothing herein shall preclude Lessor from waiving, in writing, any such default.

13.1.3 The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice therefore from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

13.1.4 The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs 13.1, 13.2 and 13.3 above, where such failure shall continue for a period of thirty (30) days alter written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) day's are reasonably required for its cure, then Lessee shall not be deemed to be in default if lessee commences such cure within said thirty (30) day period and thereafter diligently pursues such cure to con completion. To the extent permitted by law, such thirty (3U) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

13.1.5 (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defned in 11U.S.C. '101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (G0) days;
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in thus Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of thus paragraph 13.1.5 is contrary to any applicable law, such provision shall be of no force or effect.

13.1.6 The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false. Lessor's Remedies.


13.2         Lessor's  Remedies.

13.2 Termination. In the event of any default by Lessee, in addition to any other remedies available to Lessor under thus Lease, at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

13.2.1.1 the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

13.2.1.2 the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

13.2.13 the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonable avoided; plus

13.2.1.4 any other amount necessary to compensate Lessor for all the detriment approximately caused by Lessee's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, but not limited to: "unreimbursed Leasehold Improvement Costs" (as defined below); attorneys' fees; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and costs of removal (including the repair of damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, Lessee's alterations, additions, leasehold improvements and any other items which Lessee is required under this Lease to remove but does not remove. As used herein, the term "unreimbursed Leasehold Improvement Costs" shall mean the product when multiplying (i) the sum of any leasehold improvement allowance plus any other costs provided, paid or incurred by Lessor in connection with the design and construction of the initial leasehold improvements installed in the Premises on or prior to the Commencement Date pursuant to the Work Letter, by (ii) the fraction, the numerator of which is the number of months of the Term of this Lease not yet elapsed as of the date on which thus Lease is terminated (excluding any unexercised renewal options), and the denominator of which is the total number of months of the Term of this Lease (excluding any unexercised renewal options). For example, if the total costs paid or incurred by Lessor with respect to the initial leasehold improvements was $100,000.00, the Lease term was sixty (60) months, and the Lease was terminated by reason of Lessee's default at the end of twelve (12) months, the Unreimbursed Leasehold Improvement Costs would be equal to $80,000.00 (i.e., $80,000.00 equals $100,000.00 x 48/60).

As used in subparagraphs 13.2.1.1 and 13.2.1.2 above, the "worth at time of award" is computed by allowing interest at the maximum interest rate which Lessor is permitted by law to charge Lessee (the "Lease Rate"). As used in subparagraph 13.2.1.3. above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

13.2.2 Re-Entry Rights. In event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and /or disposed of pursuant to this Lease or any other procedures permitted by applicable law, all at Lessee's expense. No re-entry or taking possession of the Premises by Lessor pursuant to this paragraph 13.2.2, and no acceptance of surrender of the Premises or other action on Lessor's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

13.2.4 Continuation Of Lease. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall (lave the right to continue this Lease in full force and effect, whether or not Lessee shall have abandoned the Premises. The foregoing remedy shall also be available to Lessor pursuant to California Civil Code Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In tile event Lessor elects to continue this Lease in full force and effect pursuant to this paragraph 13.2.3, then Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Lessor's election not to terminate this Lease pursuant to this paragraph
13.2.3 or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

13.2.4 Rights And Remedies Cumulative. All rights, options and remedies of Lessor contained in this paragraph13.2 and elsewhere in this Lease shall be construed and held to be cumulative. and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not staled in this Lease. Nothing in this paragraph 13.2 shall be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.


13.3 Default By Lessor. .Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within thirty (30) days after written notice by Lessee to Lessor and to the holder of any first Mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues (lie same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.


13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Expense Share , Lessee's Tax Share or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, loss of use of such funds by Lessor and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expenses, or ally other suns due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of tile date tile condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect (lie operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty
(30) days alter the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Expense Share and Lessee's Tax Share shall be reduced in the proportion that the rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Common Areas taken shall be excluded from Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that thus Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.     Broker's  Fee.

15.1 The brokers involved in this transaction are Tooley & Company as "listing broker" and as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Lessor shall pay to the brokers a fee as set forth in a separate agreement between Lessor and the listing broker.

15.2 Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said Office Building Project or any part thereof, when such fee is due pursuant to such separate agreement. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15.

15.3 Lessee and Lessor each represents and warrants to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), firm(s), broker(s) or finder(s), if any, whose names are set forth in paragraph 15.1, above) in connection with the negotiation of this Lease and/or tile consummation of tie transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed person, firm, broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.     Estoppel  Certificate.

16.1 Lessee shall at any time upon not less than ten (10) days' prior written notice from the Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that thus Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor, or specifying such defaults if any are claimed, and (iii) certifying as to such other matters as may be requested by Lessor or by a prospective purchaser or encumbrancer of all or any part of the Office Building Project. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project.

16.2 At Lessor's option, tile failure to deliver such statement within such time shall be a material, non-curable default of this Lease by Lessee, without any further notice to such party, and it shall be conclusive upon such patty that (i) this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) there are no uncured defaults in Lessor's performance, (iii) not more than one month's rent has been paid in advance, and (iv) there are no remaining obligations of Lessor under this Lease yet to be performcd.


17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor al the time of such transfer in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.


18. Severability. The invalidity of any provision of this Lease as determined by a courrt of competent jurisdiction shall in no way affect the validity of any other provision hereof


19.     Interest  On  Past-Due  Obligations.    Excepts  as  expressly  herein
provided,  any  amount  due  to  Lessor
not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time Of Essence. Time is of the essence with respect to the obligations to be performed under this
Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of thus Lease, including expenses payable by Lessee hereunder, shall be deemed to be rent.

22. Incorporation Of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by lite parties in interest at the lime of the modification. Except as otherwise staled in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Term of thus Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee at the Premises or to Lessor at the address noted in paragraph I .14 of the Basic Lease Provisions, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever firs( occurs. Either party may by notice to the outer specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor tray from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any outer provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Lessor and Lessee shall, upon request of Lessor, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or ally part thereof after die expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the expiration of the Term of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Covenants And Conditions. Each provision of this Lease performable by Lessee shall be deemed both a  covenant  and  a  condition.

28. Binding Effect; Choice Of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the Stale of California applicable to contracts to be wholly performed within such State.

29.      Subordination.

29.1 Lessor shall have the right to subordinate this Lease, and Lessee shall, at Lessor's request, subordinate its rights under this Lease, to any existing or future ground lease, covenants, conditions and restrictions, easements, rights of way or any construction, operation and reciprocal easement agreements, deeds of trust or mortgages encumbering the Office Building Project, any advances made on the security thereof any renewals, modifications, consolidations, replacements or extensions thereof , whenever made or recorded. However, Lessee's right to quiet possession of the Premises during the Term shall not be disturbed if Lessee pays the rent and performs all Lessee's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage, and gives written notice thereof to Lessee, then this Lease shall be deemed prior to such ground lease, deed of trust or mortgage, whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

29.2 If Lessor's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale, Lessee shall attorn to the transferee of or successor to Lessor's interest in the Premises and recognize such transferee or successor as Lessor under this Lease, provided that the purchaser or lessor shall acquire and accept the Premises subject to this Lease. Lessee waives the protection of any statute or rule of law which gives or purports to give Lessee any right to terminate this Lease or surrender possession of the Premises upon the transfer of Lessor's interest.

29.3 Lessee shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so provided that such interests or documents recognize that Lessee's right to quiet possession of the Premises shall not be disturbed so long as Lessee is not in default of its obligations pursuant to this Lease beyond any applicable notice and cure period. If Lessee fails to do so within ten (10) days after written request, such failure shall be a material, non-curable default and Lessee hereby makes, constitutes and irrevocably appoints Lessor, or any transferee or successor of Lessor, the attorney-in-fact of Lessee to execute and deliver any such instrument or document.


30.     Attorneys'  Fees.

30.1 If either party or the broker(s) named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to its reasonable attorneys' fees to be paid by the losing party as fixed by (lie court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

30.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

30.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

31.     Lessor's  Access.

31.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to tile Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises, the Building or the Office Building Project any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the Term hereof place on or about the Premises any ordinary "For Lease" signs.

31.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the stone.

31.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.


32. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material, non-curable default of this Lease.

33. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without
Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether in grant such consent. Lessee shall be entitled to one
(1) of Lessor's standard suite entry signs, as mutually agreed upon between Lessor and Lessee, at Lessor's costs and expense, and in accordance with all applicable laws, regulations, ordinances and recorded covenants, conditions and restrictions.

34. Merger. The voluntary or other surrender of this Lease by Lessee, or mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35. Consents. Except for paragraphs 32 (auctions) and 33 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

36. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall lave the same obligations as Lessee under this Lease.

37. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of (lie Premises for the entire Term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

38.     Security  Measures-Lessor's  Reservations.

38.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of Lessee, the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and (lie property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within tie definition of Operating Expenses, as set forth in paragraph 4.2.7.

38.2 Without limiting its rights at law or elsewhere under. this Lease, Lessor shall have the following rights:

38.2.1    To  change  the  name,  address  or  title  of the Office
Building Project or building in which the Premises are located upon not less than thirty (30) days prior written notice;

38.2.2 To provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

38.2.3 To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

38.2.4 To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

38.3      Lessee  Shall  Not:

38.3.1 Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

38.3.2 Suffer or permit anyone, except in emergency, to go upon the roof of the Building.


39.     Easements.

39.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Parcel Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material, noncurable default of thus Lease by Lessee without the need for further notice to Lessee.

39.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

40. Building Planning. Lessor shall have the right to relocate the Premises to another part of the Building in accordance with the following:

40.1 The new premises shall be substantially the same size, dimensions, configuration, and decor as the Premises described in this Lease, and if the relocation occurs after the Commencement Date, shall be placed in that condition by Lessor at its cost.

40.2 Lessor shall give Lessee at least thirty (30) days written notice of Lessor's intention to relocate the Premises.

40.3 As nearly as practicable, the physical relocation of the Premises shall take place on a weekend and shall be completed before the following Monday. If the physical relocation has not been completed in that time, Base Rent shall abate in full from the time the physical relocation commences to the time it is completed. Upon completion of such relocation, the new premises shall become the "Premises" under this Lease.

40.4 All reasonable costs incurred by Lessee as a result of the relocation shall be paid by Lessor.

40.5 If the new premises are smaller than the Premises as it existed before the relocation, Base Rent, Lessee's Expense Share and Lessee's Tax Share shall be reduced proportionately.

40.6 The parties hereto shall immediately execute an amendment to this Lease setting forth the relocation of the Premises and the reduction of Base Rent, Lessee's Expense Share and Lessee's Tax Share, if any.


41. Lessor's Right To Perform. Except as specifically provided otherwise in this Lease, all covenants and agreements by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement or offset of rent. If Lessee shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to non-monetary obligations) then, notwithstanding anything to the contrary provided elsewhere herein, after Lessee's receipt of written notice thereof from Lessor, Lessor may, without waiving or releasing Lessee from any of Lessee's obligations, make such payment or perform such other act on behalf of Lessee. All sums so paid by Lessor and all necessary incidental costs incurred by Lessor in performing such other acts, together with interest at the Lease Rate (as defined in paragraph 13.2.1.4), shall be payable by Lessee to Lessor within five (5) days after demand therefor as additional rent. The foregoing rights are in addition to any and all remedies available to Lessor upon Lessee's default as described in paragraph 13.2.

42. Limitation On Lessor's Liability. Notwithstanding anything contained in this Lease to the contrary, the obligations of Lessor under this Lease (including any actual or alleged breach or default by Lessor) do not constitute personal obligations of the individual partners, directors, officers, employees or shareholders of Lessor or Lessor's partners, and Lessee shall not seek recourse against the individual partners, directors, officers, employees or shareholders of Lessor or Lessor's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Lessee and notwithstanding anything contained in this Lease to the contrary, Lessee hereby covenants and agrees for itself and all of its successors and assigns that the liability of Lessor for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Lessor), shall be limited solely to, and Lessee's and its successors' and assigns' sole and exclusive remedy shall be against, Lessor's interest in the Office Building
Project  and  proceeds  therefrom,  and  no  other  assets  of  Lessor.

43.     Toxic  Materials.

43.1     Definitions.

For purposes of this paragraph 44, "Hazardous Material" shall mean any substance:

     (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy; or

     (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation, ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

     (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

     (iv) the presence of which on the Premises, Building or Office Building Project causes or threatens to cause a nuisance upon the Premises, Building or Office Building Project or to adjacent properties or poses or threatens to pose a hazard to the Premises, Building or Office Building Project or to the health or safety of persons on or about the Premises, Building or Office Building Project; or

     (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

     (vi)   without  limitation which contains polychlorinated bipheynols
(PCBs),  asbestos  or  urea  formaldehyde  foam  insulation;  or

     (vii) which is or becomes defined as "medical waste" under the Medical Waste Management Act (Health & Safety Code Sections 25015-25099.3).

For purposes of this paragraph 44, "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United Slates, stales and political subdivisions (hereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to (lie protection of human health or the environment, including without limitation:

     (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and

    (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

For purposes of this paragraph 44, "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence on or after the date upon which Lessee takes possession of the Premises (the "Possession Date") of Hazardous Material upon, about, beneath the Premises, Building or Office Building Project or migrating or threatening to migrate to or from the Premises, Building or Office Building Project or the existence of a violation of Enviromnental Requirements pertaining to the Premises, Building or Office Building Project, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Premises, Building or Office Building Project, and including without limitation:

     (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, Building or Office Building Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or oil behalf of employees of Lessee, with respect to which Lessee waives any immunity to which it may be entitled under any industrial or worker's compensation laws;

     (ii) fees incurred for the service of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to snake full economic use of the Premises, Building or Office Building Project or any other property or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing thus Lease or collection of any sums due hereunder;

     (iii) liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (ii) herein; and

     (iv) diminution in the value of the Premises, Building or Office Building Project, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises, Building or Office Building Project.

43.2     Lessee's  Obligations.

     Lessee, at its sole cost and expense, shall comply with all Environmental Requirements relating to the storage, use and disposal of all Hazardous Materials, including those materials identified in Sections 66680 through 66685 of Title 22 of the California
Administrative Code, Division 4, Chapter 30 ("Title22") as the same may be amended from time to time. If Lessee does store, use or dispose of any Hazardous Materials other than copy machine toners or similar commonly used office supplies, Lessee shall notify Landlord in writing at least ten (10) days prior to the first appearance of such materials on the Premises, Building or Office Building Project, and Lessor shall have the right to disapprove of Lessee's use thereof on the Premises (provided that the Lessor's failure to disapprove thereof shall not constitute Lessor's approval thereof or excuse Lessee from complying with the terms of this paragraph 44), and Lessee's failure to so notify Lessor shall constitute a default under this Lease. Lessee shall be solely responsible for and shall protect, defend, indemnify, and hold Lessor, its agents and contractors harmless from and against all Environmental Damages arising out of or in connection with the storage, use and disposal of Hazardous Materials by Lessee, its officers, employees, agents, representatives, servants, subtenants, concessionaires, licensees, contractors, invitees or permittees. If the presence of Hazardous Materials on the Premises, Building or Office Building Project caused or permitted by Lessee results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency (raving jurisdiction over such contamination, then Lessee shall, at its sole cost and expense, promptly take any arid all action necessary to clean up such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to tire use orthe Premises, Building or Offcc Building Project. If at any lime prior to the expiration of the Lease Term, Lessor shall reach a reasonable good faith determination that Lessee or its officers, employees, agents, representatives, servants, subtenants, concessionaires, licensees, contractors, invitees or permitees have at any time violated any Environmental Requirements, discharged any Hazardous Material onto the Premises, Building or Office Building Project, or surrounding areas or otherwise subjected Lessor or the Office Building Project to liability for Environmental Damages, then Lessor shall have the right to require Lessee to conduct appropriate tests of water arid soil and to deliver to Lessor the result of such tests to demonstrate that no contamination in excess of legally permitted levels has occurred as a result of Lessee's use of tire Premises, Building or Office Building Project. If (lie presence of Hazardous Materials on die Premises, Building or Office Building Project is caused or permitted by Lessee or its officers, employees, agents, representatives, servants, subtetiants, concessionaires, licensees, contractors, invitees or permittees such that Lessor or Lessee becomes obligated to conduct the necessary clean-up of such contamination as required above, then, Lessee shall further be solely responsible for, and shall protect, defend, indemnify and hold Lessor, its agents and contractors harmless from and against all claims, costs and liabilities, including actual attorneys' fees, expert witness fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises, Building or Office Building Project and any other property of whatever nature to conditions which existed prior to Lessee's use thereof and which are within acceptable levels according to all Environmental Requirepients or any other Federal, State or local governmental requirements. Lessee's obligations hereunder shall survive tile expiration or earlier termination of this Lease.

44. Authority. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant drat such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and (the computer-generated, typewritten or handwritten provisions, if any, shall be controlled by tire computergenerated, typewritten or handwritten provisions.

46. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed all offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by and delivery to both parties.

47. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by all institutional lender in connection with the obtaining of normal financing or refinancing of the Ofce Building Project.

48. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

49. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee attached hereto as Exhibit D and incorporated herein by this reference.

50. Waiver Or Jury Trial. Lessor and Lessee hereby waive their respective rights to trial by jury of any cause of action, claim, counter-claim or cross-complaint in any action, proceeding and/or hearing brought by either Lessor against Lessee or Lessee against Lessor on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Lessor or Lessee, Lessee's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect. Notwithstand the foregoing, Lessor and Lessee agree that this waiver shall not be effective where the legal effect of such waiver would be to invalidate, in whole or in part, or to limit or impair in any manner any policy of insurance in force for the benefit of Lessor or Lessee or to limit or impair any rights, remedies or coverage afforded by such policy or policies of insurance. Lessee agrees that any lawsuit brought by Lessee against Lessor must be filed in a court of competent jurisdiction in the County of Los Angeles.

51.         AttachmentS.   Attached  hereto are the following documents
which  constitute  a  part  of  this  Lease:

Exhibit  A  -  Premises  Floor  Plan
Exhibit  B  -  Office  Building  Project
Exhibit  C  -  Rules  and  Regulations
Exhibit  D  -  Work  Letter
Exhibit  E  -  Omitted.
ADDENDUM    -  Option  to  Extend



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR, ITS COUNSEL, ANY REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


LESSOR:                                              LESSEE:
JOHN  HANCOCK  MUTUAL  LIFE  INSURANCE               SANGUI  BIOTECH,  INC.,
COMPANY,  INC.,  a  Massachusetts  corporation       Delaware corporation

By:  /s/  Timothy  J.  Malik                         By:  /s/  John  J.  Kiang
   -------------------------                            ----------------------
Name:  Timothy  J.  Malik                            Name:  John  J.  Kiang
Title:  Investment  Officer                          Title:  President  &  CEO
Date:  09/10/96                                      Date:  09/09/96

PAGE
----



3.3 Early Possession. If Lessee occupies the Premises prior to said Target Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the expiration date, and Lessee shall pay prorated rent for such occupancy based on the actual number of days in the applicable month.

3.4 Uncertain CommencemenT. Upon the determination of the actual Commencement Date, Lessee and Lessor shall, upon request by Lessor, execute an Acceptance of Office Space in substantially the form of Exhibit "E" attached hereto establishing the Commencement Date pursuant to paragraph 3.1 above.

4.       Rent.

4.1 Base RenT. Except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to the Payee specified in paragraph 1.14 of the Basic Lease Provisions and at the address specified in paragraph 1.15 of the Basic Lease Provisions or to such other persons or at such other places as Lessor may designate in writing. The monthly Base Rent shall be as follows:

Months               Rent  Per  Month                          Rent  Per  Year
12/2/99-03/1/00      $1,814.40  (I.G./ MO.FIXTURIZATION)       $ 5,443.20
03/2/00-12/1/00      $3,628.80  (I.G./  MO.)                   $32,659.20
12/2/00-12/1/01      $3,864.00  (I.G./  MO.)                   $46,368.00
12/2/01-12/1/02      $4,032.00  (I.G./  MO.)                   $48,384.00

4.2     Definitions.  The  following  definitions shall apply to this Article 4:

4.2.1. "Expense Base Year" shall be as specified in paragraph 1.11 of the Basic LeaseProvisions.

4.2.2. "Tax Base Year" shall be as specified in paragraph 1.12 of the Basic Lease Provisions.

4.2.3. "Expense Comparison Year" shall mean each successive calendar year after the Expense Base Year during the Lease Term.

4.2.4. "Tax Comparison Year" shall mean each successive calendar year after the Tax Base Year during the Lease Term.

4.2.5. "Lessee's Expense Share" shall mean the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate rentable square footage of the Premises by the total approximate rentable square footage contained in the "Brookhollow Office Park Project". It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the "Brookhollow Office Park Project". It is further agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Expense Share payable hereunder, even if the ratio of Operating Expenses actually paid by Lessee compared to total Operating Expenses actually paid by other lessees of the "Brookhollow Office Park Project" exceeds Lessee's Expense Share (as it might, by way of example only and not limitation, if some leases of the "Brookhollow Office Park Project" are made on a "full gross" basis, in which case the lessees under such leases would not directly pay any portion of the Operating Expenses or increase therein).

4.2.6. "Lessee's Tax Share" shall mean the percentage specified in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate rentable square footage of the Premises by total approximate rentable square footage contained in the "Brookhollow Office Park Project". It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in size of the Premises or a change in the space available for lease in the "Brookhollow Office Park Project." It is agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Tax Share payable hereunder, even if the ratio of Applicable Taxes actually paid by Lessee compared to total applicable Taxes actually paid by other lessees of the "Brookhollow Office Park Project" exceeds Lessee's Tax Share.

4.2.7 "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for: